THIRD AMENDMENT TO CREDIT
                            AND GUARANTY AGREEMENT


      THIS THIRD AMENDMENT, dated as of February 16, 1998 (this "Amendment") to the Existing Credit Agreement referred to below is among IMO INDUSTRIES INC., a Delaware corporation (the "Borrower"), II ACQUISITION CORP., a Delaware corporation (the "Parent") and the Lenders (as defined below) parties hereto.


                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Parent, certain financial institutions from time to time parties thereto (collectively, the "Lenders"), The Bank of Nova Scotia, as the Administrative Agent and NationsBanc Capital Markets, Inc., as Syndication Agent have entered into the Credit and Guaranty Agreement, dated as of August 29, 1997 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement" and, as amended by, and together with, this Amendment, the "Credit Agreement"); and

      WHEREAS, the Borrower and the Parent have requested that the Existing Credit Agreement be amended in certain respects, and the Lenders have agreed to amend the Existing Credit Agreement (subject to the terms and conditions of this Amendment);

      NOW, THEREFORE, in consideration of the premises and the other provisions herein contained, the parties hereto hereby agree as follows.


                                    PART I
                                   DEFINITIONS

      SUBPART I.1. Use of Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the respective meanings provided therefor in the Existing Credit Agreement.


                                     PART II
                                  AMENDMENTS TO
                          THE EXISTING CREDIT AGREEMENT



      Effective upon (and subject to) the occurrence of the Third Amendment Effective Date (as defined in Subpart 3.1), certain terms and provisions of the Existing Credit Agreement are hereby amended in accordance with this Part. Except as so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

      SUBPART II.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

      SUBPART II.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

            "Amendment No. 3" means the Third Amendment, dated as of February 16, 1998, to this Agreement among the Borrower, the Parent and the Lenders parties thereto.

            "Governmental Refund" means the amount received by the Borrower or any of its Subsidiaries from the United States Air Force ("USAF") in settlement of Contract Number F09603-86-C-2278, dated October 23, 1986, between Varo, Inc. (now known as VHC, Inc., a Subsidiary of the Borrower) and the USAF.

            "Third Amendment Effective Date" is defined is Subpart 3.1 of Amendment No. 3.

      SUBPART II.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

            (a) the definition of "Permitted Amount" is hereby amended in its entirety to read as follows:


            "Permitted Amount" means in the case of (a) the permitted maximum amount of Revolving Loans which may be applied by the Borrower to purchase outstanding Senior Subordinated Notes "put" to the Borrower pursuant to the "put" provision contained in the Senior Subordinated Notes in the event of a Change of Control (as defined therein) pursuant to the terms of
      Section 4.10, $40,000,000, (b) the permitted maximum amount of Revolving Loans which may be applied by the Borrower to open market purchases or redemptions of outstanding Senior Subordinated Notes pursuant to the terms of Section 4.10, the sum of (I) $50,000,000 (payable in respect of the face amount of Senior Subordinated Notes purchased or redeemed) plus (ii) an amount (referred to as the "Additional Amount") payable in respect of any premium over the face amount of the Senior Subordinated Notes purchased or redeemed by it in the open market (with the payment of such Additional Amount being in all events subject to the terms of clause (iv) of Section 4.10), (c) the permitted maximum amount of Revolving Loans which may be applied by the Borrower to make intercompany loans to Non-U.S. Subsidiaries to refinance existing Indebtedness of such Non-U.S. Subsidiaries, $40,000,000, which amount shall automatically be reduced to $25,000,000 following the sale of Roltra Morse and (d) guarantees by the Borrower of Indebtedness of Non-U.S. Subsidiaries, in an amount not to exceed $20,000,000; provided, however, that the sum of clauses (a), (b),
      (c) and (d) above shall not at any time exceed $50,000,000 plus (in the case of clause (b) only), the Additional Amount.

      SUBPART II.2. Amendment to Article III. Article III of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 and 2.2.2.

      SUBPART II.2.1. The first proviso contained in clause (c) of Section 3.1.2 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            (provided, however, in the case of the disposition of Roltra Morse, if the net cash proceeds received from such sale are in excess of $15,000,000 (after the repayment of outstanding Indebtedness of Roltra Morse), then $8,000,000 of such net proceeds shall be deemed to be Net Disposition Proceeds that shall be required to be applied as a prepayment of the Term Loans)

      SUBPART II.2.2. Section 3.1.2 of the Existing Credit Agreement is further amended by (I) deleting the word "and" at the end of clause (c), (ii) changing clause (d) to become clause (e) and (iii) adding a new clause (d), to read in its entirety as follows:

            (d) the Borrower shall promptly (and in any event within three Business Days) following the receipt of Net Disposition Proceeds from the sale of Roltra Morse make a mandatory prepayment of the outstanding principal amount of Revolving Loans with such Net Disposition Proceeds in excess of $8,000,000; and

      SUBPART II.3. Amendment to Article IV. Clause (iv) of Section 4.10 of the Existing Credit Agreement and the remaining portion of such Section is hereby amended in its entirety to read as follows:


            "(iv) to refinance up to $40,000,000 (or if less than such amount at any time, the Permitted Amount) (the "Subordinated Debt Refunding Availability") of the Borrower's Senior Subordinated Notes through redemptions pursuant to the put provision contained in the Senior Subordinated Notes in the event of a Change of Control (as defined therein) or subject to certain conditions, open market purchases or redemptions in an amount up to the lesser of (A) the then existing Permitted Amount and (B) $50,000,000 (which amount shall only be applicable to the face amount of Senior Subordinated Notes purchased or redeemed, it being agreed that such amount in this clause (iv)(B) may be increased (subject to the terms of the following proviso) by the Additional Amount); provided, that the average purchase price paid pursuant to any such open market purchases or redemptions (which for purposes of this calculation shall include both the face amount of the Senior Subordinated Notes purchased or redeemed and any premium paid over such face amount), when aggregated with such purchase price (and premium) paid for all prior open market purchases and redemptions made by the Borrower or another Obligor since the Effective Date, shall not exceed 115% of the face amount of such Senior Subordinated Notes previously purchased or redeemed and then being purchased or redeemed (the "Subordinated Debt Refunding"); provided, further, that on a pro forma basis after giving effect to each Subordinated Debt Refunding and the aggregate amount of Revolving Loans used to make intercompany loans to Non-U.S. Subsidiaries, the Borrower must maintain availability under the Revolving Loan Commitment of no less than $15,000,000 (as increased, Dollar for Dollar, by the amount of the Governmental Refund received by the Borrower or any other Obligor). The Borrower shall apply the Term Loans to refinance the term loans of the Borrower outstanding under the Existing Credit Facility."

      SUBPART II.4. Amendment to Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.4.1 and 2.4.2.

      SUBPART II.4.1. Section 7.1.1 of the Existing Credit Agreement is hereby amended by (I) deleting the word "and" at the end of clause (j), (ii) changing clause (k) to become clause (m) and (iii) adding new clauses (k) and (l), to read as follows:

            "(k) promptly, and in any event within one Business Day following receipt, notify the Administrative Agent of the receipt and amount of the Governmental Refund;

            (l) on the date of delivery of (and as part of) the Compliance Certificate delivered pursuant to clause (b), a report stating (I) the face amount of such Senior Subordinated Notes purchased or redeemed and the premium (or amount in excess of the face amount) (if any) paid in respect thereof during the Fiscal Quarter that is covered by such Compliance Certificate and (ii) the aggregate face amount of all Senior Subordinated Notes purchased or redeemed by the Obligors since the Effective Date through the last day of the Fiscal Quarter reported on such Compliance Certificate and a calculation of the Additional Amount from the Effective Date through the last day of the Fiscal Quarter reported on such Compliance Certificate; and"

      SUBPART II.4.2. Clause (b) of Section 7.2.6 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

            "(b) purchase or redeem Senior Subordinated Notes in a face amount not in excess of the lesser of (I) the Permitted Amount then in effect and (ii)$50,000,000 (in respect of the face amount of Senior Subordinated Notes) plus the Additional Amount, through open market purchases or redemptions so long as the average purchase price of such Senior Subordinated Notes purchased or redeemed remains in compliance with clause (iv) of Section 4.10."


                                   PART III
                           CONDITIONS TO EFFECTIVENESS

      SUBPART III.1. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when all of the following conditions have been satisfied to the satisfaction of the Administrative Agent.

      SUBPART III.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by the Borrower, the Parent and the Required Lenders.

      SUBPART III.1.2. Affirmation and Comment. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by the Parent and each other Guarantor.

      SUBPART III.1.3. Payment of Fees, etc. The Administrative Agent shall have received evidence satisfactory to it that all fees and expenses of Mayer, Brown & Platt arising in connection with the Existing Credit Agreement have been paid in full.

      SUBPART III.1.4. Satisfactory Legal Form. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agents and its counsel.


                                     PART IV
                        REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent represent and warrant to the Administrative Agent, each Issuer and each Lender as set forth in this Part.

      SUBPART IV.1. Compliance with Warranties. The representations and warranties set forth herein, in Article VI of the Credit Agreement and in each other Loan Document delivered in connection herewith or therewith are true and correct in all material respects with the same effect as if made on and as of the date hereof (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date).

      SUBPART IV.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower, the Parent and the Guarantors of this Amendment and other documents delivered pursuant hereto are within the Borrower's, the Parent's and the Guarantors' corporate powers, have been duly authorized by all necessary corporate action, and do not (I) contravene either the Borrower's, the Parent's or the Guarantors' Organic Documents, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on or affecting either the Borrower, the Parent or the Guarantors, or (iii) result in, or require the creation or imposition of, any Lien (except as contemplated in or created by the Loan Documents).

      SUBPART IV.3. Validity, etc. This Amendment has been duly executed and delivered by the Borrower and the Parent and constitutes the legal, valid and binding obligation of the Borrower and the Parent enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

      SUBPART IV.4. Compliance With Existing Credit Agreement. As of the Third Amendment Effective Date, each of the Borrower and each other Obligor is in compliance with all the terms and conditions of the Existing Credit Agreement and the other Loan Documents to be observed or performed by it, and both before and after giving effect to the terms of this Amendment no Default has occurred and is continuing.


                                    PART V
                           MISCELLANEOUS PROVISIONS

      SUBPART V.1. Ratification of and Limited Amendment to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Existing Credit Agreement, and the Existing Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended or modified herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver of or amendment of any right, power or privilege of the Administrative Agent and the Lenders nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further or future amendments. This Amendment shall be deemed to be a "Loan Document" for all purposes of the Credit Agreement.

      SUBPART V.2. Credit Agreement, References, etc. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Existing Credit Agreement as amended hereby. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement as amended by this Amendment.

     SUBPART  V.3.  Expenses.  The  Borrower  agrees  to pay  all  out-of-pocket
expenses   incurred  by  the   Administrative   Agent  in  connection  with  the
preparation, negotiation, execution and delivery of this Amendment.

      SUBPART V.4. Headings; Counterparts. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof. This Amendment may be signed in any number of separate counterparts, each of which shall be an original, and all of which taken together shall constitute one instrument.

      SUBPART V.5. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

      SUBPART V.6. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               IMO INDUSTRIES INC.


                              By:    John A. Young
                              Title: Vice President


                              II ACQUISITION CORP.


                              By:    John A. Young
                              Title: Vice President


                              THE BANK OF NOVA SCOTIA


                              By:    James R. trimble
                              Title: Senior Relationship Manager

                              NATIONSBANK, N.A.


                              By:    Chittaranjan D. Swamidasan
                              Title: Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:    Amy L. Robbins
                              Title: Vice President

                              FLEET CAPITAL CORPORATION

                              By:    Roland J. Robinson
                              Title: Senior Vice President

                              COMPAGNIE FINANCIERE DE CIC ET DE
                              L'UNION EUROPEENNE


                              By:    Brian O'Leary
                              Title: Vice President

                              By:    Anthony Rock
                              Title: Vice President


                              CRESTAR BANK


                              By:    Christopher B. Werner
                              Title: Vice President

                              DRESDNER BANK AG, NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By:    Kam Pasha
                              Title: Vice President

                              By:    Anthony Berti
                              Title: Assistant Treasurer

                              TRANSAMERICA BUSINESS CREDIT CORPORATION


                              By:    Steven Fischer
                              Title: Executive Vice President

                              US TRUST


                              By:    Thomas F. Macina
                              Title: Vice President